Exhibit 23
                                                                      ----------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-74164) and on Form S-8 (No. 333-67752 and No. 333-107256) of Maxcor Financial Group Inc. of our report dated March 26, 2004 relating to the consolidated financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

New York, NY
March 26, 2004

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